                                                                Exhibit 10.3


                                                                March 6, 1991

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, (AS AMENDED THE "ACT"). NEITHER THIS WARRANT NOR THE COMMON STOCK MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, PURSUANT TO RULE 144 UNDER THE ACT
IF AVAILABLE, OR AN OPINION IS OBTAINED FROM COUNSEL TO THE HOLDER, REASONABLE SATISFACTORY TO COUNSEL TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE ACT.

VOID AFTER 5:00 P.M. CALIFORNIA TIME ON MARCH 5, 1996, OR, IF NOT A BUSINESS DAY, AT 5:00 P.M. CALIFORNIA TIME, ON THE NEXT FOLLOWING BUSINESS DAY, UNLESS EXTENDED BY THE COMPANY.


                           WARRANT TO PURCHASE 84,334
                            SHARES OF COMMON STOCK OF
                              DATA DIMENSIONS, INC.


                               TRANSFER RESTRICTED


This certifies that, in consideration for (i) entering into the Note and Warrant Purchase Agreement dated March 6, 1991, with Data Dimensions, Inc., a Delaware corporation (the "Company"), (ii) the purchase of a Note thereunder and (iii) for payment of Eight Hundred Forty-Three and 34/XXX ($843.34) Bay Partners IV (the "Warrant Holder"), is entitled to purchase from the Company at any time before 5:00 p.m., California time, on March 5, 1996 (or, if that day is not a Business Day, as defined below, at or before 5:00 p.m., California time, on the next following Business Day) the number of fully paid and nonassessable shares of Common Stock of the Company (the "Stock") stated above at the Purchase Price (as defined below). The Purchase Price and the number of shares which may be purchased on exercise of this Warrant are subject to adjustment as provided below.



(Revised January 23, 1992)

                               ARTICLE I

                              DEFINITIONS

     SECTION 1.01


          (1) The term "Warrant Holder" as used in this Warrant means the person or entity named above, or any subsequent transferee.

          (2) The term "Business Day" as used in this Warrant means a day other than a Saturday, Sunday or any other day on which banks in the State of California are authorized by law to remain closed.

          (3) Except as otherwise provided herein, the term "Purchase Price" as used in this Warrant initially means $0.24 per share.

          (4) The term "Expiration Date" as used in this Warrant means the earlier of 5:00 P.M., California time on (a) March 5, 1996 (or if that day is not a Business Day, on the next following Business Day) and (b) the date of the closing of an acquisition of the Company as a result of a merger or sale of assets.

          (5) The term "Warrant Shares" as used in this Warrant means the shares of Common Stock or other securities deliverable upon exercise or conversion of this Warrant.


                                    ARTICLE II

                  DURATION AND EXERCISE OR CONVERSION OF WARRANT

     SECTION 2.01. This Warrant may be exercised or converted at any time before 5:00 P.M., California time, on the Expiration Date. If this Warrant is not exercised or converted at or before 5:00 P.M., California time, on the Expiration Date, it will become void, and all rights under this Warrant will cease at that time.

     SECTION 2.02. (1) This Warrant may be exercised in whole or part by the Warrant Holder by the surrender of this Warrant, together with a duly executed copy of the Notice of Exercise or Conversion attached hereto as EXHIBIT A, at the principal office of the Company, accompanied by payment of the Purchase Price for the number of Warrant Shares for which purchase rights hereunder are being exercised. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above.

          (2) In lieu of exercising this Warrant or any portion hereof; the Warrant Holder shall have the right to convert this Warrant or any portion hereof into shares of Common Stock without payment of additional consideration by executing and delivering to the Company at its principal office this Warrant and the Notice of Exercise or Conversion attached hereto as EXHIBIT A, specifying the portion of the Warrant to be converted. The number of Warrant Shares to be issued upon such conversion shall be computed using the following formula:

                            X = (P)(Y)(A-B)/A

where     X  =  the number of Warrant Shares to be issued to the Warrant holder for the portion of the Warrant being converted.

          P  =  the portion of the Warrant being converted.

          Y = the total number of Warrant Shares issuable upon exercise of the Warrant in full.

          A = the fair market value of one share of Common Stock as determined by the average of the closing ask price and bid price for the Company's Common Stock on the most recent date upon which the Company's Stock was traded or if no trade occurred in the previous thirty days, as determined in good faith by the Company's Board of Directors, and

          B = the Purchase Price on the date of receipt by the Company of the notice of conversion.


The portion of this Warrant represented by the variable "P" above shall be immediately cancelled.

          (3) In the event the purchase rights evidenced by this Warrant are exercised or converted in whole or in part, one or more certificates for the purchased shares shall be issued as soon as practicable thereafter to the person exercising or converting such rights. Such person shall also be issued at such time a new Warrant representing the number of shares (if any) for which the purchase rights under this Warrant remain unexercised or unconverted and in continuing force and effect.

                                  ARTICLE III

                           ADJUSTMENT OF PURCHASE PRICE
                        NUMBER OF SHARES OR NUMBER OF WARRANTS

     SECTION 1.01. The Purchase Price, the number and type of securities issuable on exercise of this Warrant and the number of Warrants outstanding, are subject to adjustment as follows:

          If the Company (i) pays a dividend or makes a distribution on its Common Stock in Common Stock, (ii) subdivides or reclassifies the outstanding shares of its Common Stock into a greater number of shares, or (ii) combines or reclassifies the outstanding shares of its Common Stock into a smaller number of shares, at the close of business on the record date for that corporate action the Purchase Price will be proportionately reduced or increased.

     SECTION 3.02. Upon each adjustment of the Purchase Price as a result of calculations made in Section 3.01 above this Warrant will after such adjustment evidence the right to purchase, at the adjusted Purchase Price, the number of Warrant Shares obtained by (i) multiplying (A) the number of Warrant Shares issuable on exercise of this Warrant immediately prior to the adjustment by (B) the Purchase Price in effect immediately prior to the adjustment and (ii) dividing the resulting product by the Purchase Price in effect immediately after the adjustment. However, the Company will not be required to issue a fractional share or to make any payment in lieu of issuing a fractional share.

     SECTION 3.03. Whenever the Purchase Price or the number of shares or type of securities issuable on exercise of this Warrant is adjusted as provided in this Article III the Company (i) will compute the adjusted Purchase Price and the adjusted number of Warrant Shares and (ii) will prepare a certificate signed by its Chairman, President, Vice President, Treasurer or Secretary setting forth the adjusted Purchase Price and the adjusted number of Warrant Shares and showing in reasonable detail the facts upon which the adjustments were based, and (ii) will mail a copy of that certificate to the Warrant Holder.

     SECTION 3.04. If at any time when this Warrant is outstanding the Company

         (a) declares a dividend (or authorizes any other distribution) on its Common Stock payable otherwise than in cash out of its undistributed net income:

         (b) authorizes the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of Common Stock, or other equity securities, or other assets:

          (c) authorizes a reclassification of its Common Stock (other than a subdivision or combination of its outstanding Common Stock), or a consolidation or merger to which the Company is a party, or a sale or transfer of all or substantially all the assets of the Company; or

         (d) authorizes as voluntary or involuntary dissolution, liquidation or winding up of the Company,

the Company will mail to the Warrant Holder at least 20 days (or 10 days in an instance specified in clause (a) or (b)) prior notice of the record date, or other date, for determining the shareholders entitled to receive the dividend, distribution or rights, or the securities or other property deliverable as a result of the reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

     SECTION 3.05. The form of this Warrant need not be changed because of any changes in the Purchase Price or in the number of Warrant Shares and Warrants issued after that change may continue to describe the Purchase Price and the number of Warrant Shares which were described in this Warrant as initially issued.

                                    ARTICLE IV

                          OTHER PROVISIONS RELATING TO
                            RIGHTS OF WARRANT HOLDER


     SECTION 4.01. If this Warrant is exercised, the Warrant Holder will for all purposes be deemed to become the holder of record of the Common Stock into which this Warrant is exercisable, and the certificate will be dated the date this Warrant is surrendered for exercise, except that if that is a date when the stock transfer books of the Company are closed the Warrant Holder will be deemed to become the record holder of the shares on, and the certificate will be dated, the next succeeding Business Day when the stock transfer books of the Company are open. Until this Warrant is exercised, the Warrant Holder, as such, will not be entitled to any of the rights of a shareholder of the Company, including the right to vote, to receive dividends or other distributions or to exercise preemptive rights (if any), and will not be entitled to receive notice of any proceedings of the Company, except as provided in this Warrant.

     SECTION 4.02. The Company covenants and agrees that:

          (1) at all times it will reserve and keep available for the exercise of this Warrant a sufficient number of authorized by unissued shares of Common Stock to permit the exercise in full of this Warrant:

          (2) all shares of Common Stock issued on exercise of this Warrant will be validly issued, fully paid, nonassessable and free of preemptive rights.

     SECTION 4.03. Notices to the Warrant Holder relating to this Warrant will be effective on the third business day after mailing and will be sufficiently given or made if personally delivered or if sent by first class mail (which may be certified or registered), postage prepaid, addressed to the Warrant Holder at the address shown on the books of the Company.


                                   ARTICLE V

                          TREATMENT OF WARRANT HOLDER

     SECTION 5.01. Prior to the presentation of this Warrant for registration of transfer, the Company may treat the Warrant Holder for all purposes as the owner of this Warrant and the Company will not be affected by any notice to the contrary.


                                   ARTICLE VI

                 COMBINATION, EXCHANGE AND TRANSFER OF WARRANTS

     SECTION 6.01. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation of them at the principal office of the Company together with a written notice signed by the Warrant Holder, specifying the names and denominations in which new Warrants are to be issued.

     SECTION 6.02. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of the mutilated Warrant, the Company will execute and deliver a new Warrant bearing the same terms and date as the lost, stolen or destroyed Warrant, which will thereupon become void.


                                  ARTICLE VII

           RESTRICTION ON SALE OR OTHER DISPOSITION OF WARRANT SHARES

     SECTION 7.01. The Warrant and Warrant Shares may not be sold or otherwise disposed of except in a transaction registered under the Act, or which, in the opinion of counsel to the Warrant Holder, acceptable to the Company, is exempt from the registration requirements of the Act.

     SECTION 7.02. All certificates evidencing the Warrant Shares shall bear the following legend:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT
     BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT,
     (ii) THE DISPOSITION IS MADE PURSUANT TO RULE 144 UNDER THE ACT, IF AVAILABLE, OR (iii) AN OPINION IS OBTAINED FROM COUNSEL TO THE HOLDER, REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER THE ACT.


                                  ARTICLE VIII

                                 OTHER MATTERS

     SECTION 8.01. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of Warrant Shares upon the exercise of this Warrant by the Warrant Holder.

     SECTION 8.02. All the covenants and provisions of this Warrant by or for the benefit of the Company and the Warrant Holder will bind and inure to the benefit of their successors and assigns.

     SECTION 8.03. All notices and other communications under this Warrant must be in writing. Any notice or communication to the Company will be effective upon the earlier of actual receipt and the third business day after mailing by first-class mail (which may be certified or registered), as postage prepaid, addressed (until another address is designated by the Company) as follows:

                            Data Dimensions, Inc.
                            24404 S. Vermont Avenue
                            Harbor City, CA  90710

     Any notice or demand authorized by this Warrant to be given or made by the Company to or on the Warrant Holder must be given in accordance with
Section 4.03.

     SECTION 8.04. The validity, interpretation and performance of this Warrant will be governed by the laws of the State of California.

     SECTION 8.05. Nothing in this Warrant will give any person or corporation other than the Company and the Warrant Holder any right or claim under this Warrant, and all agreements in this Warrant will be for the sole benefit of the Company and its


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

successors and assigns and of the Warrant Holder and its respective successors and assigns.

     SECTION 8.06. The Article headings in this Warrant are for convenience only, are not part of this Warrant, and will not affect the interpretation of its terms.

     SECTION 8.07. The provisions of this Article VII shall survive the exercise or termination of this Warrant.

     IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of the 6th day of March, 1991.
                              --

                                       DATA DIMENSIONS, INC.


                                       By
                                           -------------------------------

                                       Title
                                              ----------------------------

                                   EXHIBIT A

                        NOTICE OF EXERCISE OR CONVERSION

                                               Date:                , 19
                                                    ----------------    -----


Data Dimensions, Inc.
24404 S. Vermont Avenue
Harbor City, CA 90710

Ladies and Gentlemen:

     / /  The undersigned hereby elects to exercise the warrant issued to it
          by Data Dimensions, Inc. (the "Company"), dated March 6, 199   (the
                                                                      --
          "Warrant") and to purchase thereunder            shares of the
                                                ----------
          Common Stock of the Company (the "Shares") at a purchase price of
                       Dollars ($      ) per Share or an aggregate purchase
          ------------           -----
          price of              Dollars ($         ) (the "Purchase Price").
                  -------------           --------

          Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.


     / /  The undersigned hereby elects to convert       percent (    %) of
                                                   -----          ----
          the value of the Warrant at a purchase price of            Dollars
                                                          ----------
          ($           ) per Share.
            ----------


                                       Very truly yours,



                                       By
                                         ----------------------------------

Receipt Acknowledged:

DATA DIMENSIONS, INC.


By
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